SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT


                        PURSUANT TO SECTION 13 OR 15 (d)

                     OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (date of earliest event reported) MARCH 19, 1998


                       CONTISECURITIES ASSET FUNDING CORP.
             (Exact name of registrant as specified in its charter)


       DELAWARE                    333-39505                      13-2737238
(State or other jurisdiction      (Commission                    (IRS Employer
 of incorporation)                File Number)                      ID Number)


3811 WEST CHARLESTON BOULEVARD, LAS VEGAS, NEVADA                     89102
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 (Address of principal executive offices)                          (Zip Code)

Registrant's Telephone Number,
 including area code:                                           (702) 822-5386


277 PARK AVENUE, NEW YORK, NEW YORK                                  10172
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          (Former name or former address, if changed since last report)
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Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a)      Not applicable.

(b)      Not applicable.

(c)      Exhibits:

         8.1 Opinion of Stroock & Stroock & Lavan LLP regarding certain tax matters.

        23.1  Consent of Stroock & Stroock & Lavan LLP (included in Exhibit
              8.1).

        23.2  Consent of Coopers & Lybrand L.L.P., independent accountants.

                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                 CONTISECURITIES ASSET FUNDING CORP.,


                                 By:
                                     Name:
                                     Title:   Authorized Signatory



Dated:  March 19, 1998

                                  EXHIBIT INDEX

EXHIBIT                                                               PAGE

 8.1  Opinion of Stroock & Stroock & Lavan LLP regarding certain tax matters.

23.1  Consent of Stroock & Stroock & Lavan LLP (included in Exhibit 8.1).

23.2  Consent of Coopers & Lybrand L.L.P., independent accountants.